Exhibit 10.1
SECOND AMENDMENT
TO
SIXTH AMENDED AND RESTATED
CREDIT AGREEMENT
This Second Amendment to Sixth Amended and Restated Credit Agreement (this “Amendment”) is entered into as of October 31, 2023, by and among ASTRONICS CORPORATION, a New York corporation (the “Borrower Representative”); the other Loan Parties party hereto; each Lender party hereto; HSBC BANK USA, NATIONAL ASSOCIATION, as Agent, as Co-Collateral Agent, Swing Line Lender and Issuing Bank; and WELLS FARGO BANK, N.A., as Joint Lead Arranger and Co-Collateral Agent.
BACKGROUND
Borrower Representative, the other Borrowers, the Guarantors, the Agent, the Co-Collateral Agents, the Swing Line Lender and Lenders are parties to that certain Sixth Amended and Restated Credit Agreement, dated as of January 19, 2023, as amended pursuant to that First Amendment to Sixth Amended and Restated Credit Agreement dated as of June 28, 2023 (the “First Amendment”) (as further amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”) pursuant to which the Lenders provide the Borrowers with certain financial accommodations.
WHEREAS, the Borrowers have requested that the Agent, the Co-Collateral Agents and the Lenders consent to certain amendments to the Existing Credit Agreement as set forth herein (as so amended, the “Amended Credit Agreement”).
WHEREAS, the Borrowers, the Guarantors, the Agent, the Co-Collateral Agents and each Lender have agreed, on the terms and conditions set forth herein, to amend the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers under the Existing Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
1.    Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement.
2.    Extension of Revolving Credit Commitment Increase.
(a)    Each Incremental Lender (as defined in the First Amendment) party to this Amendment hereby severally agrees, subject to the terms of the Amended Credit Agreement, to extend the expiry date of the First Amendment Incremental Commitments (as defined in the First Amendment) through January 31, 2024.
(b)    The Borrowers represent and warrant that the extension of the First Amendment Incremental Commitments is permitted under the Term Loan Credit Agreement and the Intercreditor Agreement.

3.    Amendments. Effective as of the Second Amendment Effective Date (as defined below), and subject to the terms and conditions set forth herein, the Existing Credit Agreement shall be amended as follows:
(a)    The definition of “Fee Letter” appearing in Section 1.1 of the Existing Credit Agreement is hereby amended to read in its entirety as set forth below:
“Fee Letter” – collectively, (x) the Fee Letter dated as of Closing Date between the Borrower Representative and the Agent as such letter may from to time be amended, amended and restated, restated, supplemented or otherwise modified, (y) the First Amendment Fee Letter and (z) the Second Amendment Fee Letter.
(b)    The definition of “Maximum Limit” appearing in Section 1.1 of the Existing Credit Agreement is hereby amended to read in its entirety as set forth below:
    “Maximum Limit” - The maximum aggregate amount which the Borrowers can borrow from time to time under the Revolving Credit, which on the Closing Date is $115,000,000; provided that the Maximum Limit shall be (x) increased to $120,000,000 on the First Amendment Effective Date through (and including) January 31, 2024, as a result of the First Amendment Incremental Commitment Increase and (y) automatically reduced to $115,000,000 on February 1, 2024.
(c)    The definition of “Receivables Assets” appearing in Section 1.1 of the Existing Credit Agreement is hereby amended to (i) replace the words “Boeing Co.” with “The Boeing Company” and (ii) insert the words “and affiliates” at the end of the first parenthetical thereof.
(d)    Section 1.1 of the Existing Credit Agreement is hereby further amended by inserting the following defined term in appropriate alphabetical order:
“Second Amendment Fee Letter” –the Fee Letter dated as of the date of the Second Amendment between the Borrower Representative and the Agent as such letter may from to time be amended, amended and restated, restated, supplemented or otherwise modified.
(e)    Section 5.26 of the Existing Credit Agreement is hereby amended to read in its entirety as set forth below:
    5.26. Financial Advisor. The Loan Parties shall maintain the engagement of Huron Consulting Group (or another financial advisor reasonably acceptable to the Co-Collateral Agents) through at least the later of (a) January 31, 2024 and (b) such date as is agreed to by the Co-Collateral Agents in their reasonable discretion, for the purpose of (i) 13-week cash flow forecasting, (ii) identifying future cash requirements and enhancing the forecast to improve functionality and accuracy, (iii) incorporating a weekly and cumulative (up to four weeks) variance analysis for reporting, (iv) providing on or prior to January 31, 2024, a report detailing how increased inventory levels (above those contained in the projections delivered prior to the Closing Date) have impacted the Loan Parties’ liquidity and availability and (v) preparing such additional reports or analysis as the Co-Collateral Agents may request from time to time, in their reasonable discretion (and the scope of such engagement (as described herein) shall not be modified in any material respect without the consent of the Co-Collateral Agents).
(f)    The table of the Lender’s Commitments set forth on Schedule 2.1 to the Existing Credit Agreement shall be amended and restated in its entirety as shown on Annex A hereto.
4.    Conditions of Effectiveness. This Amendment shall become effective (the “Second Amendment Effective Date”) upon Agent’s receipt of:
(a)    A copy of this Amendment, executed by the Borrowers, each Guarantor, the Agent, the Co-Collateral Agents and each Incremental Lender;
(b)    A copy of that certain First Amendment to Credit Agreement dated as of the date hereof by and among the Borrowers, each Guarantor, the lenders party thereto and Term Loan Agent, in form and substance satisfactory to Agent and the Lenders;
(c)    A certificate of an Authorized Officer of each Loan Party dated as of the date hereof which shall certify (i) copies of resolutions of the board of directors (or other equivalent governing body, member or partner) of such Loan Party authorizing the execution, delivery and performance of this Amendment and each other Loan Document executed in connection with this Amendment to which such Loan Party is a party, (ii) the incumbency and signature of the officers of such Loan Party authorized to execute this Amendment and such other Loan Documents, and (iii) that the copies of the organizational documents of each Loan Party delivered to the Agent as of the date of this Amendment or as previously delivered to the Agent prior to the date of this Amendment are true, correct and complete as of the date of this Amendment;
(d)    A copy of that certain Second Amendment Fee Letter dated as of the date hereof executed by the Borrowers and Agent, and, on behalf of each Incremental Lender, the fees set forth in such fee letter; and
(e)    All reasonable out-of-pocket expenses of the Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Thompson Coburn LLP, counsel for the Agent) to the extent invoiced at least one (1) day prior to the date hereof.
5.    Representations and Warranties. Each Loan Party represents and warrants as follows:
(a)    This Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party, in accordance with the terms hereof.
(b)    Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants made in the Amended Credit Agreement and agrees that, after giving effect to this Amendment, all representations and warranties (except for those representations and warranties specifically made as of a prior date) shall be true and correct in all material respects (or in all respects with respect to any representation or warranty which by its terms is limited as to materiality, in each case, after giving effect to such qualification) on and as of the date hereof.

(c)    Both immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.
6.    Effect on the Credit Agreement.
(a)    On and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement and the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement in accordance with this Amendment. This Amendment shall be a “Loan Document” for all purposes under the Amended Credit Agreement.
(b)    The Amended Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all applicable Obligations under the Loan Documents, in each case, as amended by this Amendment.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
(d)    By its execution and delivery of this Amendment, (i) each Guarantor hereby consents to the execution, delivery and performance of this Amendment, including the effectiveness of the Amended Credit Agreement, and agrees that each reference to the Existing Credit Agreement in the Loan Documents shall, on and after the Second Amendment Effective Date, be deemed to be a reference to the Amended Credit Agreement; (ii) each Guarantor hereby acknowledges and agrees that, after giving effect to this Amendment and the Amended Credit Agreement, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment and the Amended Credit Agreement, are reaffirmed, and remain in full force and effect; and (iii) after giving effect to this Amendment, each Guarantor reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Amended Credit Agreement and shall continue to secure the Secured Obligations (after giving effect to this Amendment and the Amended Credit Agreement), in each case, on and subject to the terms and conditions set forth in this Amendment and the Amended Credit Agreement, and the other Loan Documents. This Amendment and the Amended Credit Agreement shall not constitute a novation of the Existing Credit Agreement or any of the Loan Documents.
7.    Governing Law. This Amendment and the obligations of the parties hereto shall be construed under, and governed by, the internal laws of the State of New York without regard to principles of conflicts of law.
8.    Titles. Titles to the sections of this Amendment are solely for the convenience of the parties, and are not an aid in the interpretation of this Amendment or any part thereof.
9.    Counterparts; Facsimile. This Amendment may be executed in any number of counterparts and by the parties hereto in one or more counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement. The words “execution,” “signed,” “signature,” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
10.    Authorization. The Lenders hereby authorize the Agents to take such actions, including making filings and entering into agreements and any amendments or supplements to any Collateral Document, as may be necessary or desirable to reflect the intent of this Amendment.
11.    Severability. In case of one or more of the provisions contained in this Amendment shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
12.    Release.
(a)    Each Loan Party hereby releases and forever discharges Agent and Lenders and their respective parents, subsidiaries and affiliates, past or present, and each of them, as well as their respective directors, officers, agents, servants, employees, shareholders, representatives, attorneys, administrators, executors, heirs, assigns, predecessors and successors in interest, and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated, and each of them (collectively, the “Releasees”), from and against any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action in law or equity, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown, fixed or contingent, suspected or unsuspected by such Loan Party (collectively, “Claims”), which such Loan Party now owns or holds or has at any time heretofore owned or held and which are in existence on the Second Amendment Effective Date (collectively the “Released Matters”).
(b)    Each Loan Party represents, warrants and agrees, that in executing and entering into this release, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Amendment, the Credit Agreement or the Loan Documents. Each Loan Party has reviewed this release with its legal counsel, and understands and acknowledges the significance and consequence of this release and of the specific waiver thereof contained herein. Each Loan Party understands and expressly assumes the risk that any fact not recited, contained or embodied therein may turn out hereafter to be other than, different from, or contrary to the facts now known to such Loan Party or believed by such Loan Party to be true. Nevertheless, each Loan Party intends by this release to release fully, finally and forever all Released Matters and agrees that this release shall be effective in all respects notwithstanding any such difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts.
(c)    Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claims released, remised and discharged by such Loan Party pursuant to this Section 12. If any Loan Party violates the foregoing covenant, Loan Parties agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

[Remainder of page left intentionally blank. Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

ASTRONICS CORPORATION, as a Borrower and Borrower Representative

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Executive Vice President-

ASTRONICS ADVANCED ELECTRONIC SYSTEMS CORP., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

ASTRONICS TEST SYSTEMS INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

ASTRONICS AEROSAT CORPORATION, as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

[Signature Page to Second Amendment]

ASTRONICS CONNECTIVITY SYSTEMS & CERTIFICATION CORP., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

LUMINESCENT SYSTEMS, INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

FREEDOM COMMUNICATION TECHNOLOGIES INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

PECO, INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

DIAGNOSYS HOLDINGS INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

[Signature Page to Second Amendment]

ASTRONICS CUSTOM CONTROL CONCEPTS INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

ASTRONICS DME LLC, as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

DIAGNOSYS INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

ASTRONICS AIR LLC, as a Guarantor

By: ASTRONICS CORPORATION, its sole member

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Executive Vice President

[Signature Page to Second Amendment]

ASTRONICS AIR II LLC, as a Guarantor

By: ASTRONICS CORPORATION, its sole member

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Executive Vice President

[Signature Page to Second Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION,
as Agent and Co-Collateral Agent

By: /s/ Ershad Sattar
Name:    Ershad Sattar
Title:    Vice President

[Signature Page to Second Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION,
as Swingline Lender, a Lender and Issuing Bank

By: /s/ Joseph W. Burden
Name: Joseph W. Burden
Title:    Vice President
[Signature Page to Second Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Collateral Agent and a Lender

By: /s/ Marie A. Rowen
Name: Marie A. Rowen
Title:    Authorized Signatory

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Lender

By: /s/ Wendy M. Andrus
Name: Wendy M. Andrus
Title:     Senior Vice President